UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2022
___________
DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

DE		001-35700	45-4502447
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas
Suite 1200
Midland,	TX		79701
(Address of principal executive offices)			(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FANG	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

In this Current Report on Form 8-K, Diamondback Energy, Inc. (“Diamondback” or the “Company”) is furnishing certain information (presented on a consolidated basis) regarding its commodity derivative instruments for the three months ended March 31, 2022 and providing an update with respect to its current hedge positions.

Item 2.02. Results of Operations and Financial Condition.

Derivative Activity

During the first quarter of 2022, the Company paid $420 million in net cash settlements for its commodity derivative contracts which included $285 million in settlements for matured commodity derivatives contracts and $135 million related to the termination of certain commodity derivative positions prior to their contractual maturities. These estimates have been derived from the Company’s preliminary financial results which are subject to change in connection with the completion of the Company’s normal closing procedures for the first quarter of 2022 and such changes could be material. Although management believes that these preliminary estimates are reasonable, such information should not be considered a substitute for the financial information to be provided by the Company in its earnings release and Form 10-Q for the first quarter of 2022 once they are available.

Item 7.01. Regulation FD Disclosure.

As of April 5, 2022, the Company had the following outstanding derivative contracts, presented on a consolidated basis, including derivative contracts at its subsidiary Viper Energy Partners LP. These derivative contracts are based upon reported settlement prices on commodity exchanges, with crude oil derivative settlements based on New York Mercantile Exchange West Texas Intermediate pricing and Crude Oil Brent pricing and with natural gas derivative settlements based on the New York Mercantile Exchange Henry Hub pricing. When aggregating multiple contracts, the weighted average contract price is disclosed.

	Crude Oil (Bbls/day, $/Bbl)
	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Swaps - WTI (Cushing)	1,000	—	—	—	—	—	—
	$45.00	—	—	—	—	—	—
Swaps - Crude Brent Oil	13,900	—	—	—	—	—	—
	$67.54	—	—	—	—	—	—
Costless Collars - WTI (Cushing)	5,000	4,000	4,000	—	—	—	—
Long Put Price ($/Bbl)	$50.00	$45.00	$50.00	—	—	—	—
Ceiling Price ($/Bbl)	$80.44	$92.65	$128.01	—	—	—	—
Costless Collars - WTI (Magellan East Houston)	20,000	11,000	7,000	—	—	—	—
Long Put Price ($/Bbl)	$47.50	$50.00	$50.00	—	—	—	—
Ceiling Price ($/Bbl)	$75.25	$89.28	$95.55	—	—	—	—
Costless Collars - Crude Brent Oil	24,000	19,000	15,000	6,000	6,000	—	—
Long Put Price ($/Bbl)	$46.67	$53.95	$55.00	$60.00	$60.00	—	—
Ceiling Price ($/Bbl)	$77.49	$98.59	$103.06	$114.57	$114.57	—	—
Long Puts - WTI (Cushing)	10,000	8,000	—	—	—	—	—
Long Put Price ($/Bbl)	$47.50	$47.50	—	—	—	—	—
Deferred Premium ($/Bbl)	$-1.49	$-1.52	—	—	—	—	—
Long Puts - WTI (Magellan East Houston)	8,000	12,000	10,000	—	—	—	—
Long Put Price ($/Bbl)	$50.00	$50.00	$50.00	—	—	—	—
Deferred Premium ($/Bbl)	$-1.87	$-1.89	$-1.85	—	—	—	—
Long Puts - Crude Brent Oil	24,000	36,000	34,000	2,000	—	—	—
Long Put Price ($/Bbl)	$50.00	$50.00	$50.00	$50.00	—	—	—
Deferred Premium ($/Bbl)	$-1.80	$-1.83	$-1.84	$-1.99	—	—	—
Basis Swaps - WTI (Midland)	17,000	10,000	10,000	—	—	—	—
	$0.66	$0.84	$0.84	—	—	—	—
Basis Spread Puts - WTI (Cushing) / Brent	50,000	50,000	50,000	—	—	—	—
Spread Price ($/Bbl)	$-10.40	$-10.40	$-10.40	—	—	—	—
Deferred Premium ($/Bbl)	$-0.78	$-0.78	$-0.78	—	—	—	—
Roll Swaps - WTI	55,000	55,000	55,000	—	—	—	—
	$0.89	$0.89	$0.89	—	—	—	—

	Natural Gas (Mmbtu/day, $/Mmbtu)
	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Costless Collars - Henry Hub	390,000	380,000	380,000	290,000	250,000	230,000	230,000
Long Put Price ($/Mmbtu)	$2.65	$2.79	$2.79	$2.97	$2.98	$2.98	$2.98
Ceiling Price ($/Mmbtu)	$5.20	$6.24	$6.24	$7.77	$7.32	$7.28	$7.28
Natural Gas Basis Swaps - Waha Hub	230,000	330,000	330,000	310,000	310,000	290,000	290,000
	$-0.36	$-0.68	$-0.68	$-1.18	$-1.18	$-1.22	$-1.22

CAUTIONARY STATEMENTS REGARDING FORWARD LOOKING STATEMENTS

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which involve risks, uncertainties, and assumptions. All statements, other than statements of historical fact, including statements regarding Diamondback’s: future performance; business strategy; future operations (including drilling plans and capital plans); estimates and projections of revenues, losses, costs, expenses, returns, cash flow, and financial position; reserve estimates and its ability to replace or increase reserves; anticipated benefits of strategic transactions (including acquisitions and divestitures); and plans and objectives of management (including plans for future cash flow from operations and for executing environmental strategies) are forward-looking statements. When used in this news release, the words “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “model,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions (including the negative of such terms) as they relate to Diamondback are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Although Diamondback believes that the expectations and assumptions reflected in its forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond Diamondback’s control. Accordingly, forward-looking statements are not guarantees of future performance and Diamondback’s actual outcomes could differ materially from what Diamondback has expressed in its forward-looking statements.

Factors that could cause the outcomes to differ materially include (but are not limited to) the following: changes in supply and demand levels for oil, natural gas, and natural gas liquids, and the resulting impact on the price for those commodities; the impact of public health crises, including epidemic or pandemic diseases such as the COVID-19 pandemic, and any related company or government policies or actions; actions taken by the members of OPEC and Russia affecting the production and pricing of oil, as well as other domestic and global political, economic, or diplomatic developments; regional supply and demand factors, including delays, curtailment delays or interruptions of production, or governmental orders, rules or regulations that impose production limits; federal and state legislative and regulatory initiatives relating to hydraulic fracturing, including the effect of existing and future laws and governmental regulations; and the risks and other factors disclosed in Diamondback’s filings with the Securities and Exchange Commission, including its Forms 10-K, 10-Q and 8-K, which can be obtained free of charge on the Securities and Exchange Commission’s web site at http://www.sec.gov.

In light of these factors, the events anticipated by Diamondback’s forward-looking statements may not occur at the time anticipated or at all. Moreover, Diamondback operates in a very competitive and rapidly changing environment and new risks emerge from time to time. Diamondback cannot predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward-looking statements it may make. Accordingly, you should not place undue reliance on any forward-looking statements made in this news release. All forward-looking statements speak only as of the date of this document or, if earlier, as of the date they were made. Diamondback does not intend to, and disclaims any obligation to, update or revise any forward-looking statements unless required by applicable law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	April 7, 2022
		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Executive Vice President, Chief Accounting Officer and Assistant Secretary